UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 5, 2010
Date of Report (Date of earliest event reported)

EPIQ Systems, Inc.
(Exact name of registrant as specified in its charter)

Missouri	000-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Kansas Avenue, Kansas City, Kansas 66105
(Address of principal executive offices)

(913) 621-9500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 5, 2010 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated October 5, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ Systems, Inc.
Date: October 5, 2010	By:	/s/ TOM W. OLOFSON
	Name:	Tom W. Olofson
	Title:	Chairman of the Board and Chief Executive Officer